UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 4, 2019
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
Apples	Switzerland
c/o Logitech Inc.
7700 Gateway Boulevard
Newark	California	94560
(Address of principal executive offices and zip code)

510	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of the Company was held on September 4, 2019. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2019

For	Against	Abstain	Broker Non-Votes
96,016,262	22,162	190,460	-
99.98%	0.02%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
72,897,914	17,585,456	290,434	5,454,379
80.56%	19.44%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
90,727,543	22,512	35,599	5,454,379
99.98%	0.02%	N/A	N/A

Proposal 4: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2019

For	Against	Abstain	Broker Non-Votes
88,494,599	421,416	530,708	5,454,379
99.53%	0.47%	N/A	N/A

Proposal 5.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
85,393,059	5,312,877	81,618	5,454,379
94.14%	5.86%	N/A	N/A

Proposal 5.B: Re-election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,250,061	466,729	70,764	5,454,379
99.49%	0.51%	N/A	N/A

Proposal 5.C: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,069,513	634,300	83,741	5,454,379
99.30%	0.70%	N/A	N/A

Proposal 5.D: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
84,274,067	6,432,073	81,264	5,454,379
92.91%	7.09%	N/A	N/A

Proposal 5.E: Re-election of Mr. Guerrino De Luca to the Board of Directors

For	Against	Abstain	Broker Non-Votes
82,436,010	8,273,711	77,183	5,454,379
90.88%	9.12%	N/A	N/A

Proposal 5.F: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,222,205	481,002	83,697	5,454,379
99.47%	0.53%	N/A	N/A

Proposal 5.G: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,042,629	655,524	88,751	5,454,379
99.28%	0.72%	N/A	N/A

Proposal 5.H: Re-election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,568,335	134,869	83,700	5,454,379
99.85%	0.15%	N/A	N/A

Proposal 5.I: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,580,560	133,190	73,154	5,454,379
98.85%	0.15%	N/A	N/A

Proposal 5.J: Election of Mr. Guy Gecht to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,487,011	178,348	121,545	5,454,379
99.80%	0.20%	N/A	N/A

Proposal 5.K: Election of Mr. Michael Polk to the Board of Directors

For	Against	Abstain	Broker Non-Votes
90,446,314	202,286	138,304	5,454,379
99.78%	0.22%	N/A	N/A

Proposal 6: Election of the Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
90,570,049	132,709	84,141	5,454,379
99.85%	0.15%	N/A	N/A

Proposal 7.A: Re-election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
85,621,503	5,058,278	105,323	5,454,379
94.42%	5.58%	N/A	N/A

Proposal 7.B: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
85,595,943	5,074,873	114,288	5,454,379
94.40%	5.60%	N/A	N/A

Proposal 7.C: Election of Mr. Michael Polk to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
90,294,802	325,251	164,651	5,454,379
99.64%	0.36%	N/A	N/A

Proposal 8: Approval of Compensation for the Board of Directors for the 2019 to 2020 Board Year

For	Against	Abstain	Broker Non-Votes
83,213,977	7,154,459	416,268	5,454,379
92.08%	7.92%	N/A	N/A

Proposal 9: Approval of Compensation for the Group Management Team for Fiscal Year 2021

For	Against	Abstain	Broker Non-Votes
74,159,518	16,175,475	449,711	5,454,379
82.09%	17.91%	N/A	N/A

Proposal 10: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2020

For	Against	Abstain	Broker Non-Votes
95,897,504	202,274	139,305	-
99.79%	0.21%	N/A	N/A

Proposal 11: Re-election of Etude Regina Wenger and Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
90,708,553	29,650	45,787	5,454,379
99.97%	0.03%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

Item 8.01	Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Wednesday, September 18, 2019 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Thursday, September 19, 2019, and the payment date is expected to be Friday, September 20, 2019. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on September 17, 2019. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bryan Ko

Bryn Ko
General Counsel and Corporate Secretary

September 5, 2019